Exhibit 99.1

             Greene County Bancshares Reports Record First Quarter,
                     with Earnings Per Diluted Share up 37%

     GREENEVILLE, Tenn.--(BUSINESS WIRE)--April 18, 2006--Greene County Bancshares, Inc. (NASDAQ/NM: GCBS), the third largest bank holding company headquartered in the State of Tennessee, today announced strong operating and financial results for the first quarter ended March 31, 2006. These record results, underscored by a 37% year-over-year increase in diluted earnings per share, reflected continued improvement in credit quality, the impact of the Company's fourth quarter 2005 acquisition of five branches in Clarksville, Tennessee, and expansion in the Company's net interest margin.
     First quarter net income increased 74% to $5,096,000 from $2,935,000 in the same 2005 period. Earnings per diluted share rose 37% to $0.52 the first quarter of 2006 versus $0.38 for the year-earlier quarter. The disproportionate increase in per share earnings results from the issuance of approximately 2.2 million shares of new common stock during the fourth quarter of 2005 in connection with the Clarksville transaction. On a linked-quarter basis, both first quarter 2006 net income and diluted earnings per share rose by 33% from the fourth quarter of 2005.
     The Company's profitability ratios, as measured by Return on Average Assets
(ROAA), Return on Average Equity (ROAE), and Return on Average Tangible Equity (ROATE), all improved notably when compared with year-ago ratios as well as those on a linked-quarter basis. The Company's ROAA improved from 0.93% in the first quarter of last year to 0.98% in the fourth quarter of 2005 to 1.27% for the current quarter. ROAE demonstrated a similar trend, although distorted slightly in the fourth quarter of 2005 due to the issuance of new stock. ROAE improved from 10.58% in the first quarter of 2005 to 11.86% in the current quarter. Similarly, ROATE improved from 13.44% in the first quarter of 2005 to 15.41% for the first quarter of 2006. The Company's Efficiency Ratio also reflected continued improvement, declining from 62.26% in the first quarter of 2005 to 61.21% in the fourth quarter of 2005 and 57.55% for the current quarter.
     Net interest income for the first quarter increased 29% to $17,186,000 from $13,327,000 in the prior-year period, driven by a 29% increase in average loans outstanding. Net interest margin for the first quarter of 2006 advanced to 4.80% from 4.64% in the same period a year ago. On a linked-quarter basis, net interest margin improved by 13 basis points from 4.67% reported for the fourth quarter of 2005. The Company's provision for loan losses was $1,064,000 in the current quarter compared with $1,622,000 for the same period last year. This decline primarily reflected continued improvements in asset quality. GCBS Reports First Quarter Results Page 2 April 18, 2006
     Commenting on the announcement, Stan Puckett, Chairman and Chief Executive Officer, said, "We are pleased with our strong performance during the first quarter of 2006 compared with the first quarter of last year, which was spurred by the expansion efforts undertaken throughout 2005. Because of this and organic growth, loan volume in the first quarter of 2006 increased 7.5% on an annualized basis, which was below recent quarters and the result of a keenly competitive interest rate environment. However, we will continue to remain disciplined relative to loan pricing due to its impact on our net interest margin. We also witnessed an ongoing improvement in credit quality, as nonperforming loans declined as a percentage of both total loans and total assets - down 23 basis points and 18 basis points, respectively, versus the first quarter of 2005, and 14 basis points and 16 basis points, respectively, compared with the end of 2005. Moreover, the trend in net charge-offs continued to decline, falling to 0.21% of average total loans in the first quarter of 2006 versus 0.29% of average loans in the year-earlier period and 0.32% at year-end 2005. On a bank-only basis, net charge-offs declined to 0.15% in the first quarter of 2006 from 0.16% in the year-earlier period and 0.21% at December 31, 2005.
     "Concurrent with the expansion of our branch footprint and the growth we have experienced on the asset side of our balance sheet, we have worked diligently to build our deposit base in a competitive marketplace," Puckett continued. "Although total deposits declined slightly from year-end 2005 as we continued to manage our funding alternatives, deposits increased 20% versus the first quarter of 2005. A major factor in this growth has been the success of our High Performance Checking program, initiated in February 2005, which has resulted in the opening of 17,406 new accounts since inception. The business version of this product also has been productive for us, with 2,022 new accounts opened since we started the program in November 2005."
     Concluding, Puckett added, "We are pleased with the Company's performance in the first quarter and consider it an excellent beginning to 2006. In little more than one year, we have entered two major markets and have made important inroads in Nashville and Knoxville. We expect that this growth will continue to increase in significance as the year unfolds. We are also very aware of the challenges facing not only the Company, but the financial services industry in general, as the current economic environment continues to evolve. We believe that the solid underpinnings we have in place relative to credit quality and overall financial discipline will continue to serve us well in the future."
     At March 31, 2006, the Company's total assets declined 1% to $1,608,240,000 from $1,619,989,000 at December 31, 2005, but were 22% higher compared with total assets of $1,320,363,000 at March 31, 2005. Loans, net of unearned interest, increased 2% to $1,404,627,000 at March 31, 2006, from year-end 2005 net loans of $1,378,642,000, and were 26% higher compared with net loans of $1,114,731,000 at March 31, 2005. Deposits declined 1% to $1,285,738,000 at
March 31, 2006, compared with $1,295,879,000 at December 31, 2005, but were 20% higher compared with $1,074,313,000 at March 31, 2005. Total shareholders' equity increased 3% to $172,317,000 at March 31, 2006, versus $168,021,000 at
December 31, 2005, and was up 56% from shareholders' equity of $110,669,000 a year ago, with the comparisons against both earlier periods reflecting earnings growth as well as the net proceeds from the Company's public common stock offering during the second half of 2005.

     Greeneville, Tennessee-based Greene County Bancshares, Inc., with total assets of approximately $1.6 billion, is the holding company for Greene County Bank. Greene County Bank, founded in 1890, now has 48 branches throughout East and Middle Tennessee, one branch in Bristol, Virginia, one branch in western North Carolina, and a trust services office in Lebanon, Tennessee. Greene County Bank does business in Washington County, Tennessee, as Washington County Bank; in Blount County and Knox County, Tennessee, as American Fidelity Bank; in Montgomery County, Tennessee, as Clarksville Community Bank; in Sumner County, Tennessee, as First Independent Bank; in Rutherford County, Tennessee, as Rutherford Bank and Trust; in Sullivan County, Tennessee, as Sullivan County Bank and First Bristol Bank; in Hamblen County, Tennessee, as Hamblen County Bank; in McMinn County, Tennessee, as Bank of Athens and Bank of Niota; in Hawkins County, Tennessee, as Hawkins County Bank and Bank of Bulls Gap; in Lawrence County, Tennessee, as Bank of Lawrence County; in Cocke County, Tennessee, as Cocke County Bank; in Loudon County, Tennessee, as Community Bank of Loudon County; in Monroe County, Tennessee, as Community Trust Bank; in the City of Bristol, Virginia, as First Bristol Bank; in Davidson County and Williamson County, Tennessee, as Middle Tennessee Bank & Trust; and in Wilson County, Tennessee, as President's Trust. In addition, Greene County Bank also conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in subprime automobile lending; and Fairway Title Co., a title insurance company.

     This news release may contain forward-looking statements regarding Greene County Bancshares, Inc., as defined in Section 21E of the Securities Exchange Act of 1934. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking statements is included in the Greene County Bancshares, Inc. filings with the Securities and Exchange Commission.


                    GREENE COUNTY BANCSHARES, INC.
                    Unaudited Financial Highlights
               (In thousands, except per share amounts)

                                          Three Months Ended
                                 ------------------------------------
                                  March 31,    Dec. 31,     March 31,
                                    2006         2005         2005
                                 ----------   ----------   ----------
Interest income                  $   26,767   $   25,638   $   18,735
Interest expense                      9,581        8,799        5,408
                                 ----------   ----------   ----------
Net interest income                  17,186       16,839       13,327
Provision for loan losses             1,064        1,979        1,622
                                 ----------   ----------   ----------
Net interest income after
  provision for loan losses          16,122       14,860       11,705
Non-interest income                   4,755        4,321        3,176
Non-interest expense                 12,706       12,952       10,275
                                 ----------   ----------   ----------
Income before income taxes            8,171        6,229        4,606
Income taxes                          3,075        2,391        1,671
                                 ----------   ----------   ----------
Net income                       $    5,096   $    3,838   $    2,935
                                 ==========   ==========   ==========
Comprehensive income             $    5,089   $    3,627   $    2,822
                                 ==========   ==========   ==========
Earnings per share:
  Basic                          $     0.52   $     0.40   $     0.38
                                 ==========   ==========   ==========
  Diluted                        $     0.52   $     0.39   $     0.38
                                 ==========   ==========   ==========
Weighted average shares:
  Basic                               9,771        9,710        7,649
                                 ==========   ==========   ==========
  Diluted                             9,871        9,800        7,744
                                 ==========   ==========   ==========

Dividends declared per share     $     0.12   $     0.26   $     0.12
                                 ==========   ==========   ==========

                                  March 31,    Dec. 31,     March 31,
                                    2006         2005         2005
                                 ----------   ----------   ----------
Total assets                     $1,608,240   $1,619,989   $1,320,363
Cash and cash equivalents            40,530       74,523       72,067
Investment securities                54,155       58,736       59,741
Loans, net of unearned interest   1,404,627    1,378,642    1,114,731
Allowance for loan losses            20,083       19,739       16,564
Deposits                          1,285,738    1,295,879    1,074,313
Shareholders' equity                172,317      168,021      110,669
Tangible shareholders'
  equity (1)                        132,965      128,399       87,162
Book value per share                  17.62        17.20        14.47
Tangible book value per
  share (1)                           13.59        13.15        11.39

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.




                    GREENE COUNTY BANCSHARES, INC.
                 Condensed Consolidated Balance Sheets
         March 31, 2006, December 31, 2005 and March 31, 2005
        (Dollars in thousands except share and per share data)

                                (Unaudited)               (Unaudited)
                                  March 31,  December 31,   March 31,
                                    2006       2005 (1)       2005
                                ------------ ------------ ------------
ASSETS
------

Cash and due from banks         $    39,189  $    46,136  $    30,440

Federal funds sold                    1,341       28,387       41,627

Securities available-for-sale
 ("AFS")                             44,311       48,868       49,538
Securities held-to-maturity
 (with a market value of
 $3,003, $3,335 and $3,988 on
 March 31, 2006, December 31,
 2005 and March 31, 2005)             3,049        3,379        3,931

FHLB, Bankers Bank and other
 stock, at cost                       6,795        6,489        6,272

Loans held for sale                   1,957        2,686        1,952

Loans, net of unearned interest   1,404,627    1,378,642    1,114,731

Allowance for loan losses           (20,083)     (19,739)     (16,564)

Bank premises and equipment, net
 of accumulated depreciation         52,109       49,985       35,590

Goodwill and other intangible
 assets                              39,352       39,622       23,507

Other assets                         35,593       35,534       29,339

                                ------------ ------------ ------------
    Total Assets                $ 1,608,240  $ 1,619,989  $ 1,320,363
                                ============ ============ ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Deposits                        $ 1,285,738  $ 1,295,879  $ 1,074,313
Repurchase agreements                17,966       17,498       15,117
FHLB advances and notes payable      97,052      105,146       95,187
Subordinated debentures              13,403       13,403       10,310
Accrued interest payable and
 other liabilities                   21,764       20,042       14,767
                                ------------ ------------ ------------

    Total Liabilities             1,435,923    1,451,968    1,209,694
                                ------------ ------------ ------------

SHAREHOLDERS' EQUITY
--------------------

Common Stock: $2 par value,
 15,000,000 shares authorized;
 9,781,070, 9,766,336 and
 7,650,816 shares outstanding        19,562       19,533       15,302
Paid in Capital                      71,052       70,700       24,201
Retained Earnings                    82,080       78,158       71,306
Accumulated Other Comprehensive
 Income (Loss)                         (377)        (370)        (140)
                                ------------ ------------ ------------

    Total Shareholders' Equity      172,317      168,021      110,669
                                ------------ ------------ ------------

    Total Liabilities &
     Shareholders' Equity       $ 1,608,240  $ 1,619,989  $ 1,320,363
                                ============ ============ ============

(1) Derived from Audited Consolidated Financial Statements.




                    GREENE COUNTY BANCSHARES, INC.
 Condensed Consolidated Statements of Income and Comprehensive Income
   Three Months Ended March 31, 2006 and 2005 and December 31, 2005
                              (Unaudited)
        (Dollars in thousands except share and per share data)

                                          Three Months Ended
                                --------------------------------------
                                 March 31,   December 31,  March 31,
                                    2006         2005         2005
                                ------------ ------------ ------------

Interest Income:
----------------
  Interest and Fees on Loans    $    26,100  $    24,809  $    18,079
  Interest on Investment
   Securities                           631          649          473
  Interest on Federal Funds
   Sold and Interest-earning
   Deposits                              36          180          183
                                ------------ ------------ ------------
      Total Interest Income          26,767       25,638       18,735
                                ------------ ------------ ------------

Interest Expense:
-----------------
  Interest on Deposits                8,042        7,433        4,262
  Interest on Borrowings              1,539        1,366        1,146
                                ------------ ------------ ------------
      Total Interest Expense          9,581        8,799        5,408
                                ------------ ------------ ------------

      Net Interest Income
                                     17,186       16,839       13,327

Provision for Loan Losses             1,064        1,979        1,622
                                ------------ ------------ ------------

    Net Interest Income after
     Provision for Loan Losses       16,122       14,860       11,705
                                ------------ ------------ ------------

Noninterest Income:
-------------------
  Service Charges, Commissions
   and Fees                           3,231        3,546        2,142
  Other Income                        1,524          775        1,034
                                ------------ ------------ ------------
      Total Noninterest Income        4,755        4,321        3,176
                                ------------ ------------ ------------

Noninterest Expense:
--------------------
  Salaries and Benefits               6,391        6,475        5,245
  Occupancy and Furniture and
   Equipment Expense                  2,059        1,939        1,739
  Other Expenses                      4,256        4,538        3,291
                                ------------ ------------ ------------
      Total Noninterest Expense      12,706       12,952       10,275
                                ------------ ------------ ------------

    Income Before Income Taxes        8,171        6,229        4,606

Income Taxes                          3,075        2,391        1,671
                                ------------ ------------ ------------

    Net Income                  $     5,096  $     3,838  $     2,935
                                ============ ============ ============

    Comprehensive Income        $     5,089  $     3,627  $     2,822
                                ============ ============ ============

Per Share of Common Stock:
--------------------------
  Basic Earnings                $      0.52  $      0.40  $      0.38
                                ============ ============ ============
  Diluted Earnings              $      0.52  $      0.39  $      0.38
                                ============ ============ ============
  Dividends                     $      0.12  $      0.26  $      0.12
                                ============ ============ ============

Weighted Average Shares
 Outstanding:
-----------------------
  Basic                           9,770,555    9,709,731    7,649,070
                                ============ ============ ============
  Diluted                         9,870,691    9,799,609    7,744,181
                                ============ ============ ============




                    GREENE COUNTY BANCSHARES, INC.
                   Consolidated Financial Highlights
                              (UNAUDITED)
        (Dollars in thousands except share and per share data)

                                 March 31,   December 31,        %
                                    2006         2005         Change
                                ------------ ------------    ---------
Financial Condition Data:
-------------------------

  Assets                        $ 1,608,240  $ 1,619,989        -0.73%
  Loans, net of unearned
   interest                       1,404,627    1,378,642         1.88%
  Cash and investments               93,344      104,872       -10.99%
  Federal funds sold                  1,341       28,387       -95.28%
  Deposits                        1,285,738    1,295,879        -0.78%
  FHLB advances and notes
   payable                           97,052      105,146        -7.70%
  Subordinated debentures            13,403       13,403         0.00%
  Federal funds purchased and
   repurchase agreements             17,966       17,498         2.67%
  Shareholders' equity              172,317      168,021         2.56%
  Tangible shareholders'
   equity (1)                       132,965      128,399         3.56%

Ratios:
-------
  Book value per share          $     17.62  $     17.20         2.44%
  Tangible book value
   per share (1)                $     13.59  $     13.15         3.35%
  Average equity to
   average assets                     10.74%        9.20%       16.74%
  Dividend payout ratio               23.04%       37.38%(2)   -38.36%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(2) Includes special dividend of $.14 per share paid in December 2005.




                                   Three Months Ended
                                        March 31,
                                -------------------------
                                    2006         2005         Change
                                ------------ ------------    ---------
Operating Data:
---------------

  Total Interest Income         $    26,767  $    18,735        42.87%
  Total Interest Expense              9,581        5,408        77.16%
                                ------------ ------------    ---------
    Net Interest Income              17,186       13,327        28.96%
  Provision for Loan Losses           1,064        1,622       -34.40%
                                ------------ ------------    ---------
    Net Interest Income After
     Provision for Loan Losses       16,122       11,705        37.74%
  Non-Interest Income                 4,755        3,176        49.72%
  Non-Interest Expense               12,706       10,275        23.66%
                                ------------ ------------    ---------
    Income Before Income Taxes        8,171        4,606        77.40%
                                ------------ ------------    ---------
  Income Tax Expense                  3,075        1,671        84.02%
                                ------------ ------------    ---------
    Net Income                  $     5,096  $     2,935        73.63%
                                ============ ============    =========

    Comprehensive Income        $     5,089  $     2,822        80.33%
                                ============ ============    =========

Per Share of Common Stock:
--------------------------
  Basic Earnings                $      0.52  $      0.40        30.00%
                                ============ ============    =========
  Diluted Earnings              $      0.52  $      0.39        33.33%
                                ============ ============    =========
  Dividends                     $      0.12  $      0.12         0.00%
                                ============ ============    =========

Weighted Average Shares Outstanding:
------------------------------------
  Basic                           9,709,731    7,649,070
                                ============ ============
  Diluted                         9,799,609    7,744,181
                                ============ ============




                                          Three Months Ended
                                --------------------------------------
                                 March 31,   December 31,  March 31,
                                    2006         2005         2005
                                ------------ ------------ ------------
Key Financial Ratios:
---------------------

  Return on Average Assets             1.27%        0.98%        0.93%
  Return on Average
   Shareholders' Equity               11.86%        9.10%       10.58%
  Return on Average Tangible
   Shareholders' Equity (1)           15.41%       11.65%       13.44%
  Interest Rate Spread                 4.42%        4.29%        4.39%
  Net Interest Margin                  4.80%        4.67%        4.64%
  Efficiency Ratio                    57.55%       61.21%       62.26%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.




                                 March 31,   December 31,  March 31,
                                    2006         2005         2005
                                ------------ ------------ ------------
Asset Quality Ratios:
---------------------
  Nonperforming Loans as a
   Percentage of Total Loans,
   net of Unearned Income              0.35%        0.49%        0.58%
  Nonperforming Assets as a
   Percentage of Total Assets          0.49%        0.65%        0.67%
  Allowance for Loan Losses as
   a Percentage of Total Loans,
   net of Unearned Income              1.43%        1.43%        1.49%
  Allowance for Loan Losses as
   a Percentage of Nonperforming
   Assets                            252.55%      188.58%      187.12%
  Net Charge-Offs to Average
   Total Loans, Net of Unearned
   Income                              0.21%        0.32%        0.29%




                    GREENE COUNTY BANCSHARES, INC.
                   Consolidated Financial Highlights
                            March 31, 2006
                              (UNAUDITED)

Nonperforming Assets and Net Charge-offs
----------------------------------------

As of and for the three months
 ended March 31, 2006               Bank        Other        Total
------------------------------  ------------ ------------ ------------
  Loans past due 90 days and
   still accruing               $        20  $         5  $        25
  Nonaccrual loans
                                      4,590          341        4,931
  Other real estate owned and
   repossessed assets                 2,752          244        2,996
                                ------------ ------------ ------------
    Total nonperforming assets  $     7,362  $       590  $     7,952
                                ============ ============ ============
  Annualized net charge-offs    $     2,080  $       800  $     2,880
                                ============ ============ ============

As of and for the three months
 ended March 31, 2005               Bank        Other        Total
------------------------------  ------------ ------------ ------------
  Loans past due 90 days and
   still accruing               $     1,225  $         -  $     1,225
  Nonaccrual loans                    4,519          689        5,208
  Other real estate owned and
   repossessed assets                 2,237          182        2,419
                                ------------ ------------ ------------
    Total nonperforming assets  $     7,981  $       871  $     8,852
                                ============ ============ ============


  Annualized net charge-offs    $     1,740  $     1,376  $     3,116
                                ============ ============ ============

As of and for the year ended
 December 31, 2005                  Bank        Other        Total
----------------------------    ------------ ------------ ------------
  Loans past due 90 days and
   still accruing               $       809  $         -  $       809
  Nonaccrual loans                    5,393          522        5,915
  Other real estate owned and
   repossessed assets                 3,396          347        3,743
                                ------------ ------------ ------------
    Total nonperforming assets  $     9,598  $       869  $    10,467
                                ============ ============ ============


  Net charge-offs               $     2,490  $     1,324  $     3,814
                                ============ ============ ============


Asset Quality Ratios
--------------------

As of and for the three months
 ended March 31, 2006               Bank        Other     Consolidated
------------------------------  ------------ ------------ ------------
  Nonperforming loans as a
   percentage of total loans,
   net of unearned income              0.33%        1.11%        0.35%
  Nonperforming assets as a
   percentage of total assets          0.46%        1.68%        0.49%
  Allowance for loan losses as
   a percentage of total loans,
   net of unearned income              1.26%        7.94%        1.43%

  Allowance for loan losses as
   a percentage of nonperforming
   assets                            239.12%      420.17%      252.55%

  Annualized net charge-offs to
   average total loans, net of
   unearned income                     0.15%        2.59%        0.21%


As of and for the three months
 ended March 31, 2005               Bank        Other     Consolidated
------------------------------  ------------ ------------ ------------
  Nonperforming loans as a
   percentage of total loans,
   net of unearned income              0.52%        2.17%        0.58%
  Nonperforming assets as a
   percentage of total assets          0.61%        2.60%        0.67%
  Allowance for loan losses as
   a percentage of total loans,
   net of unearned income              1.27%        7.76%        1.49%

  Allowance for loan losses as
   a percentage of nonperforming
   assets                            176.73%      282.32%      187.12%

  Annualized net charge-offs to
   average total loans, net of
   unearned income                     0.16%        4.35%        0.29%


As of and for the year ended
 December 31, 2005                  Bank        Other     Consolidated
----------------------------    ------------ ------------ ------------
  Nonperforming loans as a
   percentage of total loans,
   net of unearned income              0.45%        1.68%        0.49%
  Nonperforming assets as a
   percentage of total assets          0.59%        2.37%        0.65%
  Allowance for loan losses as
   a percentage of total loans,
   net of unearned income              1.26%        7.89%        1.43%

  Allowance for loan losses as
   a percentage of nonperforming
   assets                            180.06%      282.74%      188.58%

  Net charge-offs to average
   total loans, net of unearned
   income                              0.21%        4.22%        0.32%




                    GREENE COUNTY BANCSHARES, INC.
         Condensed Average Balances, Interest Rates and Yields
                            March 31, 2006

                                          Three Months Ended
                                              March 31,
                                --------------------------------------
                                                 2006
                                ------------ ------------ ------------
                                  Average                   Average
                                  Balance      Interest       Rate
                                ------------ ------------ ------------
Interest-earning assets:
------------------------

    Loans                         1,392,401       26,100         7.60%
    Investment securities            56,446          631         4.53%
    Other short-term investments      3,374           36         4.33%
                                ------------ ------------ ------------
      Total interest-earning
       assets                     1,452,221       26,767         7.48%
                                ------------ ------------ ------------
    Non-interest earning assets     147,140
                                ------------
      Total assets                1,599,361
                                ============

Interest-bearing liabilities:
-----------------------------
  Deposits:
-----------
    Now accounts, money market
     and savings                    520,821        2,576         2.01%
    Time deposits                   626,047        5,466         3.54%
                                ------------ ------------ ------------
      Total interest bearing-
       deposits                   1,146,868        8,042         2.84%
                                ------------ ------------ ------------
    Securities sold under
     repurchase and short-term
     borrowings                      21,678          207         3.87%
    Notes payable                   101,629        1,332         5.32%
                                ------------ ------------ ------------
      Total interest-bearing
       liabilities                1,270,175        9,581         3.06%
                                ------------ ------------ ------------

  Non-Interest Bearing
   Liabilities:
----------------------
    Demand Deposits                 140,044
    Other Liabilities                17,312
                                ------------
      Total Non-Interest Bearing
       Liabilities                  157,356
                                ------------
      Total liabilities           1,427,531
                                ------------
    Shareholders' equity            171,830

      Total liabilities &
       shareholders' equity       1,599,361
                                ============
Net interest income                               17,186
                                             ============
Interest rate spread                                             4.42%
                                                          ============
Net yield on interest-earning
 assets (net interest margin)                                    4.80%
                                                          ============


                                          Three Months Ended
                                              March 31,
                                --------------------------------------
                                                 2005
                                ------------ ------------ ------------
                                  Average                   Average
                                  Balance      Interest       Rate
                                ------------ ------------ ------------
Interest-earning assets:
------------------------

    Loans                         1,079,588       18,079         6.79%
    Investment securities            51,004          473         3.76%
    Other short-term investments     34,127          183         2.17%
                                ------------ ------------ ------------
      Total interest-earning
       assets                     1,164,719       18,735         6.52%
                                ------------ ------------ ------------
    Non-interest earning assets     102,563
                                ------------
      Total assets                1,267,282
                                ============

Interest-bearing liabilities:
-----------------------------
  Deposits:
-----------
    Now accounts, money market
     and savings                    388,983          866         0.90%
    Time deposits                   523,974        3,396         2.63%
                                ------------ ------------ ------------
      Total interest bearing-
       deposits                     912,957        4,262         1.89%
                                ------------ ------------ ------------

    Securities sold under
     repurchase and short-term
     borrowings                      18,429           89         1.96%
    Notes payable                    92,543        1,057         4.63%
                                ------------ ------------ ------------
      Total interest-bearing
       liabilities                1,023,929        5,408         2.14%
                                ------------ ------------ ------------

  Non-Interest Bearing
   Liabilities:
----------------------
    Demand Deposits                 116,854
    Other Liabilities                15,544
                                ------------
      Total Non-Interest Bearing
       Liabilities                  132,398
                                ------------
      Total liabilities           1,156,327
                                ------------
    Shareholders' equity            110,955

      Total liabilities &
       shareholders' equity       1,267,282
                                ============
Net interest income                               13,327
                                             ============
Interest rate spread                                             4.38%
                                                          ============
Net yield on interest-earning
 assets (net interest margin)                                    4.64%
                                                          ============


                         GREENE COUNTY BANCSHARES, INC.
                        Consolidated Financial Highlights
                                 March 31, 2006
                                   (UNAUDITED)

--------------------------------------------------------------------------------
                              March 31, 2006       December 31, 2005
                          ---------------------- ---------------------
Loans                       Balance        %       Balance        %     % Change
-----                     ------------ --------- ------------ -------- ---------
Commercial                $   253,935     17.95% $   245,285    17.67%     3.53%
Commercial real estate        766,361     54.16%     729,254    52.52%     5.09%
Residential real estate       305,951     21.62%     319,797    23.03%    -4.33%
Consumer                       86,750      6.13%      90,682     6.53%    -4.34%
Other                           1,915      0.14%       3,476     0.25%   -44.91%
                          ------------ --------- ------------ -------- ---------
                            1,414,912    100.00%   1,388,494   100.00%     1.90%
                                       =========              ======== =========

Less: Unearned interest
 income                       (10,285)                (9,852)
                          ------------           -----------
   Total                  $ 1,404,627            $ 1,378,642
                          ============           ============


Loan Balances by Banking Units and Operating Subsidiaries
---------------------------------------------------------

                              March 31, 2006       December 31, 2005
                          ---------------------- ---------------------
                                         % to                   % to
                             Loan        Total       Loan       Total
                            Balance      Loans      Balance     Loans   % Change
                          ------------ --------- ------------ -------- ---------

Greene County Bank        $   113,670      8.09% $   113,213     8.21%     0.40%
American Fidelity Bank        466,263     33.21%     447,261    32.46%     4.25%
Bank of Athens                 45,830      3.26%      46,744     3.39%    -1.96%
Bank of Bulls Gap               5,220      0.37%       5,273     0.38%    -1.01%
Bank of Niota                  10,046      0.72%      10,478     0.76%    -4.12%
Clarksville Community Bank    103,025      7.33%     107,660     7.81%    -4.31%
Cocke County Bank               6,018      0.43%       6,021     0.44%    -0.05%
Community Bank of Loudon
 County                        20,976      1.49%      23,362     1.69%   -10.21%
Community Trust Bank            9,321      0.66%       9,937     0.72%    -6.20%
First Bristol Bank             60,392      4.30%      57,661     4.18%     4.74%
First Independent Bank         63,721      4.54%      65,391     4.74%    -2.55%
Hamblen County Bank            48,096      3.42%      48,944     3.55%    -1.73%
Hawkins County Bank            33,038      2.35%      31,887     2.31%     3.61%
Bank of Lawrence County        23,055      1.64%      24,222     1.76%    -4.82%
Middle Tennessee Bank and
 Trust                         98,120      6.99%      87,351     6.34%    12.33%
Rutherford Bank and Trust      88,740      6.32%      83,590     6.06%     6.16%
Sullivan County Bank           16,328      1.16%      16,865     1.22%    -3.18%
Washington County Bank        161,563     11.50%     161,643    11.72%    -0.05%

GCB Acceptance Corporation     12,365      0.88%      12,140     0.88%     1.85%
Superior Financial
 Services, Inc.                18,840      1.34%      18,999     1.38%    -0.84%

                          ------------ --------- ------------ -------- ---------
   Totals                 $ 1,404,627    100.00% $ 1,378,642   100.00%     1.88%
                          ============ ========= ============ ======== =========

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              March 31, 2006       December 31, 2005
                          ---------------------- ---------------------
Deposits                    Balance        %        Balance       %     % Change
--------                  ------------ --------- ------------ -------- ---------
Non-interest bearing
 demand                   $   148,781     11.58% $   144,216    11.13%     3.17%
Interest bearing demand       302,962     23.56%     268,714    20.74%    12.75%
Money market and savings      233,423     18.15%     245,740    18.96%    -5.01%
Retail time                   414,286     32.22%     425,506    32.83%    -2.64%
Jumbo time                    186,286     14.49%     211,703    16.34%   -12.01%
                          ------------ --------- ------------ -------- ---------
   Total                  $ 1,285,738    100.00% $ 1,295,879   100.00%    -0.78%
                          ============ ========= ============ ======== =========

Deposit Balances by Banking Units and Operating Subsidiaries
------------------------------------------------------------

                              March 31, 2006       December 31, 2005
                          ---------------------- ---------------------
                            Balance        %        Balance       %     % Change
                          ------------ --------- ------------ -------- ---------
Greene County Bank        $   312,727     24.32% $   322,396    24.90%    -3.00%
American Fidelity Bank        183,885     14.30%     184,874    14.27%    -0.53%
Bank of Athens                 34,965      2.72%      26,280     2.03%    33.05%
Bank of Bulls Gap              17,395      1.35%      16,181     1.25%     7.50%
Bank of Niota                  17,162      1.33%      16,237     1.25%     5.70%
Clarksville Community
 Bank                         167,066     12.99%     169,032    13.04%    -1.16%
Cocke County Bank              29,283      2.28%      28,314     2.18%     3.42%
Community Bank of Loudon
 County                        23,889      1.86%      24,507     1.89%    -2.52%
Community Trust Bank            5,335      0.41%       6,539     0.50%   -18.41%
First Bristol Bank             36,874      2.87%      47,351     3.65%   -22.13%
First Independent Bank        100,871      7.85%     101,071     7.80%    -0.20%
Hamblen County Bank            62,727      4.88%      52,998     4.09%    18.36%
Hawkins County Bank            46,738      3.64%      47,484     3.66%    -1.57%
Bank of Lawrence County        71,168      5.54%      70,519     5.44%     0.92%
Middle Tennessee Bank and
 Trust                         35,029      2.72%      38,919     3.00%   -10.00%
Rutherford Bank and Trust      52,690      4.10%      51,903     4.01%     1.52%
Sullivan County Bank           12,561      0.98%      13,671     1.05%    -8.12%
Washington County Bank         75,373      5.86%      77,603     5.99%    -2.87%

GCB Acceptance Corporation          -      0.00%           -     0.00%        -
Superior Financial
 Services, Inc.                     -      0.00%           -     0.00%        -

                          ------------ --------- ------------ -------- ---------
                          $ 1,285,738    100.00% $ 1,295,879   100.00%    -0.78%
                          ============ ========= ============ ======== =========

--------------------------------------------------------------------------------


    CONTACT: Greene County Bancshares, Inc., Greeneville
             James E. Adams, 423-278-3050